UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
November 19, 2009
(Date of earliest event reported)

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi  39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.  Regulation FD

Item 7.01  Regulation FD Disclosure

On November 19, 2009, Callon Petroleum Company announced an extension of the exchange offer and consent solicitation for its outstanding 9.75% Senior Notes due 2010 commenced on October 20, 2009.    The press release, attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Title of Document

99.1	Press release dated November 19, 2009 announcing an extension of the exchange offer and consent solicitation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

November 20, 2009	By:	/s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated November 19, 2009 announcing an extension of the exchange offer and consent solicitation.